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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2003

                             PAINCARE HOLDINGS, INC.
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160                06-1110906)
----------------------------       ----------------          -------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)
      ORGANIZATION)

                         37 N. ORANGE AVENUE, SUITE 500
                             ORLANDO, FLORIDA 32801
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 926-6615
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 926-6616
                                 --------------
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                               WWW.PAINCAREINC.COM
                               -------------------
                         (REGISTRANT'S WEBSITE ADDRESS)

                             HELPMATE ROBOTICS, INC.
         SHELTER ROCK LANE, DANBURY, CONNECTICUT, 06810: (203) 798-8988
         --------------------------------------------------------------
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 28, 2003, we announced that we have signed on April 25, 2003 Definitive Merger Agreement and Management Services Agreement with Associated Physicians Group, LTD. (APG) and Dr. John Vick. The terms of the transaction provide for PainCare to acquire the assets of APG and provide ongoing management and administrative services to APG's medical practice.

APG operates a fully integrated pain treatment group practice with offices located in O'Fallon, Freeburg and Glen Carbon, Illinois.

A copy of the Merger Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the press release describing such transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not Applicable
(b)   Not Applicable
(c)   Exhibits.

10.1  Merger Agreement dated April 25, 2003.
99.1  Press Release dated April 28, 2003 with respect to the APG transaction.
99.2 Press release dated April 28, 2003 containing the financial results for the first quarter ended March 31, 2003.

ITEM 9. REGULATION DISCLOSURE

On April 28, 2003, we reported our results of operations for the quarter ended March 31, 2003. Likewise, on April 28, 2003, we issued a press release announcing the Company's financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.2.

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12, Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             PAINCARE HOLDINGS, INC.

Date: April 28, 2003                       BY: /s/ RANDY LUBINSKY
                                                   ----------------------
                                                   Chief Executive Officer and
                                                   Director

Date: April 28, 2003                       BY: /s/ MARK SZPORKA
                                                   -----------------------
                                                   Chief Financial Officer,
                                                   Secretary and Director

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